The Millicom Group	12 Months Ended
Dec. 31, 2025
Interests In Other Entities [Abstract]
The Millicom Group
A. The Millicom Group
The Group comprises a number of holding companies, operating subsidiaries and joint ventures with various combinations of mobile, fixed-line telephony, cable and wireless Pay TV, Broadband Internet and Mobile Financial Services (MFS) businesses.
Subsidiaries
Subsidiaries are all entities which Millicom controls. Millicom controls an entity when it is exposed to, or has rights to variable returns from its investment in the entity, and has the ability to affect those returns through its power over the subsidiary. Millicom has power over an entity when it has existing rights that give it the current ability to direct the relevant activities, i.e. the activities that significantly affect the entity’s returns. Generally, control accompanies a shareholding of more than half of the voting rights although certain other factors (including contractual arrangements with other shareholders, voting and potential voting rights) are considered when assessing whether Millicom controls an entity. For example, although Millicom holds less than 50 % of the shares in its Colombian businesses, it holds more than 50 % of shares with voting rights. The contrary may also be true (e.g. Honduras where we own 66.7% of the shares but there is a super majority requirement at the board for decisions about the relevant activities of the operation). The Group's main subsidiaries are as follows:

Entity	Country	Activity	December 31, 2025 % holding*	December 31, 2024 % holding*	December 31, 2023 % holding*
Colombia Móvil S.A. E.S.P.	Colombia	Mobile	50-1 share	50-1 share	50-1 share
Comunicaciones Celulares S.A.	Guatemala	Mobile	100	100	100
Grupo de Comunicaciones Digitales, S.A. (formerly Telefónica Móviles Panama, S.A.)	Panama	Mobile	100	100	100
Millicom Cable Costa Rica S.A.	Costa Rica	Cable, DTH	100	100	100
Millicom International Operations B.V.	Netherlands	Holding Company	100	100	100
Millicom International Services LLC	USA	Services Company	100	100	100
Millicom LIH S.A.	Luxembourg	Holding Company	100	100	100
Millicom International Operations S.A.	Luxembourg	Holding Company	100	100	100
Millicom Spain S.L.	Spain	Holding Company	100	100	100
Millicom Telecommunications S.A. (i)	Luxembourg	Holding Company ('MFS business')	100	100	100
Navega.com S.A.	Guatemala	Cable, DTH	100	100	100
Otecel, S.A.	Ecuador	Mobile	100	N/A	N/A
Servicios Especializados en Telecomunicaciones, S.A.	Guatemala	Mobile	100	100	100
Servicios Innovadores de Comunicación y Entretenimiento, S.A.	Guatemala	Mobile	100	100	100
Telecomunicaciones Digitales, S.A. (formerly Cable Onda S.A.)	Panama	Cable, Pay-TV, Internet, DTH, Fixed-line	100	100	100
Telefónica Celular de Bolivia S.A.	Bolivia	Mobile, DTH, Cable	100	100	100
Telefonía Celular de Nicaragua S.A.	Nicaragua	Mobile, Cable, Internet, Fixed-line	100	100	100
Telefónica Celular del Paraguay S.A.	Paraguay	Mobile, Cable, Pay-TV, Internet	100	100	100
Telemóvil El Salvador S.A. de C.V.	El Salvador	Mobile, Cable, DTH	100	100	100
Telefónica Móviles de Uruguay S.A.	Uruguay	Mobile	100	N/A	N/A
UNE EPM Telecomunicaciones S.A. and subsidiaries	Colombia	Fixed-line, Internet, Pay-TV, Mobile	50-1 share	50-1 share	50-1 share
* Also reflects the voting interest, except in Colombia where voting interest is 50% + 1 share for each of the two entities. See also Note "H."
(i) Millicom Telecommunications S.A. is the holding Company of most of the Group's MFS business.
Accounting for subsidiaries and non-controlling interests Subsidiaries are fully consolidated from the date on which control is transferred to Millicom. If facts and circumstances indicate that there are changes to one or more of the elements of control, a reassessment is performed to determine if control still exists. Subsidiaries are de-consolidated from the date that control ceases. Transactions with non-controlling interests are accounted for as transactions with equity owners of the Group. Gains or losses on disposals of non-controlling interests are recorded in equity. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is also recorded in equity.Acquisition of subsidiaries and changes in non-controlling interests in subsidiaries
Scope changes 2025
Colombia Acquisition - Definitive purchase agreement with Telefonica and commitment to present an offer for EPM
Pursuant to the announcement on July 31, 2024, Millicom and Telefonica, on March 12, 2025, have entered into a definitive agreement for the acquisition by Millicom of Telefonica’s controlling 67.5% equity stake in Coltel, subject to closing conditions including regulatory approvals. Millicom has also agreed to offer to purchase the remaining 32.5% of Coltel equity owned by La Nación and other investors at the same purchase price per share offered to Telefonica. See also Note H: "UNE EPM remaining shares acquisition" and "Acquisition of Telefónica’s Controlling Stake in Colombia Telecomunicaciones S.A. E.S.P. (Coltel)").
Uruguay Acquisition
Following the definitive agreement signed in May 2025, on October 7, 2025, Millicom completed the acquisition of 100% of Telefonica Moviles del Uruguay S.A. (Movistar) after final regulatory approval, for an enterprise value of $440 million. Aim of this transaction, is to enter the Uruguayan market, further consolidating Millicom's presence in South America
Millicom has provisionally determined the fair values of Tigo Uruguay's identifiable assets and liabilities, and in particular its tangible assets, intangible and right of use assets as well as its lease liabilities. The purchase price allocation is preliminary as at the reporting date. The fair values of identifiable assets and liabilities are subject to further work and analysis as the Group completes its valuation procedures. Any adjustments arising during the measurement period will be recognised retrospectively as at the acquisition date, with a corresponding adjustment to goodwill. Finalization of the fair value exercise is expected to occur before Q3 2026.
At acquisition date - October 7, 2025 Provisional fair values (100%) ($ millions)

Tigo Uruguay	Provisional fair values (At acquisition date 7Oct2025) ($ millions)
Intangible assets (excluding goodwill)	203
Property, plant and equipment	120
Right of use assets	82
Other non-current assets	9
Current assets (excluding cash)	43
Trade receivables	24
Cash and cash equivalents	53
Total assets acquired	534
Lease liabilities	82
Other debt and financing	200
Other liabilities	78
Total liabilities assumed	360
(A) Fair value of assets acquired and liabilities assumed, net	174
(B) Purchase consideration	301
(C=B-A) Provisional goodwill arising on acquisition	127
Goodwill is attributable to the workforce and the expected synergies across networks, operations and commercial services. It is currently not expected to be tax deductible. From October 7, 2025 to December 31, 2025, Tigo Uruguay contributed $63 million of revenue and a net profit of $3 million to the Group. If Tigo Uruguay had been acquired on January 1, 2025 incremental revenue for the year 2025 would have been $169 million and incremental net profit for the same period of $18 million. Acquisition-related costs included in the statement of income under operating expenses were immaterial.
Ecuador Acquisition
Following the definitive agreement signed in June 2025, on October 30, 2025, Millicom completed the acquisition of 100% of Telefónica’s telecommunications operations in Ecuador, after final regulatory approval, for an enterprise value of $380 million.
Millicom has provisionally determined the fair values of Tigo Ecuador's identifiable assets and liabilities, and in particular its tangible assets, intangible and right of use assets as well as its lease liabilities. The purchase price allocation is preliminary as at the reporting date. The fair values of identifiable assets and liabilities are subject to further work and analysis as the Group completes its valuation procedures. Any adjustments arising during the measurement period will be recognised retrospectively as at the acquisition date, with a corresponding adjustment to goodwill. Finalization of the fair value is expected to occur by October 29 2026.

Tigo Ecuador	Provisional fair values (At acquisition date 30Oct2025) ($ millions)
Intangible assets (excluding goodwill)	216
Property, plant and equipment	269
Right of use assets	233
Other non-current assets	20
Current assets (excluding cash)	110
Trade receivables	32
Cash and cash equivalents	83
Total assets acquired	963
Lease liabilities	231
Other debt and financing	85
Other liabilities	267
Total liabilities assumed	583
(A) Fair value of assets acquired and liabilities assumed, net	380
(B) Purchase consideration	380
(C=B-A) Provisional goodwill arising on acquisition	—
From November 1, 2025 to December 31, 2025, Tigo Ecuador contributed $81 million of revenue and a net profit of $1 million to the Group. If Tigo Ecuador had been acquired on January 1, 2025 incremental revenue for the year 2025 would have been $404 million and incremental net profit for the same period of $26 million. Acquisition-related costs included in the statement of income under operating expenses were immaterial.
Scope changes 2024
There were no material acquisitions or disposals in 2024.
Scope changes 2023
There were no material acquisitions in 2023.
Disposal of subsidiaries and formation of a joint operation
Lati Disposal - Lati Operations and other assets
On October 28, 2024, Millicom agreed to sell Lati International, S.A. and other assets encompassing a portfolio of more than 7,000 towers in Central America to SBA Communications Corp. We have also entered into other agreements including a 15-year leaseback for the sites, and a new build-to-suit agreement under which SBA will build up to 2,500 additional sites for Millicom in the same markets.
As part of the other assets portfolio sale described above, Tigo Nicaragua transferred most of the towers to SBA for a total gross consideration of approximately $52 million. The tower transfer qualifies as a sale under IFRS 15. Under IFRS 16, Tigo Nicaragua recognized only the gain on the portion of rights transferred, for approximately $13 million, under ‘Other operating income (expenses), net’, since it continues to use a percentage of the towers economic benefit via the leaseback. Additionally, on October 27, 2025, we closed the sale of Lati Honduras towers for approximately of $75 million (out of which approximately $50 million, are recognized under "Share of Profit in Honduras joint venture" ).
During the year ended on December 31, 2025, Millicom closed the above mentioned transaction through the sale of its Lati Operations for Millicom’s mobile passive infrastructure assets and auxiliary agreements like build to suit, corporate guarantees, exclusivity or other agreements. As per the sale agreement, the initial sale price might be adjusted to consider some net adjustment amounts determined in the “Final Closing Statement". Should the price adjustments prove insufficient, Millicom may be required to make additional provisions. Conversely, the company may be entitled to receive additional consideration under earn-out arrangements, depending on the achievement of certain conditions or performance targets.
In addition to the transactions with SBA, Millicom sold Lati Paraguay to Atis Group on June 3, 2025.
Total consideration for the transactions with SBA and Atis was approximately $975 million resulting in a gain on sale of of $741 million, recognized under "Sale of Lati Operations" in the consolidated statement of income. Following the closings with SBA and Atis mentioned above, Millicom 's subsidiaries recognized new Right-of-Use assets and Lease Liabilities for approximately $680 million.
Towers sales in Colombia
On January 24, 2024, Colombia Movil S.A. ESP (“Tigo Colombia”) signed an agreement to sell and lease back, under a long-term lease agreement, 1,132 telecommunication towers to Towernex Colombia S.A.S. (“Towernex”), a KKR company. The total sale consideration amounts to $77 million, out of which $26 million will be received in subsequent years. Under IFRS 16, this transaction is considered a sale and leaseback. The transfer of the towers to Towernex consisted of three batches, , completed by the end of 2025.
Assets held for sale / Disposal Group- Mobile Network sharing agreement in Colombia
On February 26, 2024, Tigo Colombia and Telecomunicaciones S.A. ESP BIC (“ColTel”) signed an agreement to share their mobile networks. The transaction closed on December 20, 2024, with the approval from the Ministry of Information Technology and Communications to transfer in favor of the Temporary Union the permit for the access, use and exploitation of 20 MHz of radioelectric spectrum for the operation of land mobile radiocommunication services in the national territory granted to Colombia Móvil in the Resolution #332 dated February 20, 2020. Simultaneously, both operators contributed their RAN assets to UNIRED, the vehicle established to operate and maintain the unified mobile access network.
This collaboration involves two new joint arrangements. (both qualifying as joint operations, as defined in IFRS 11):
▪A 'NetCo ("UNIRED")': This company holds and manages the radio access network (RAN) infrastructure as well as the site lease agreements. Each operator owns 50% of this NetCo. Transfers of RAN assets to UNIRED happened in December 2024, when UNIRED did a step-up exercise to determine the fair values of the contributions from both joint operators. The transfer of lease agreements is taking place as from January 2025.
▪A 'Unión Temporal' ("UT"): This temporary joint arrangement manages the spectrum licenses and related liabilities. Similarly, ownership is split 50/50 between the two operators. Assets and liabilities related to the #332 resolution mentioned above were derecognized in Tigo Colombia with the subsequent recognition of Tigo's Colombia 50% share in the UT.
In 2025, Tigo Colombia derecognised right-of-use assets and liabilities amounting to $76 million and $104 million, respectively, in connection with lease agreements previously classified as assets held for sale in the fourth quarter of 2024. These lease agreements were transferred to UNIRED, the entity that had already assumed the role of lessee under the respective contracts. The net impact of the derecognition resulted in a gain of $28 million, which was recognized in the consolidated statement of profit or loss under ‘Other operating income (expenses), net.’ Additionally, the Tigo Colombia terminated certain lease agreements with deferred gains of
$15 million as of December 31, 2024. These gains were accelerated and recognized in full in Q1 2025 within the same line item. As of December 31, 2025, the right-of-use assets and liabilities of UNIRED at Tigo Colombia's share amount to $391 million (2024: nil) and $405 mllion (2024: nil), respectively.
In 2025, Tigo Colombia derecognised spectrum license assets and liabilities amounting to $604 million and $696 million, respectively, previously classified as assets held for sale. These spectrum license assets and liabilities were transferred to the UT, (with $42 million of difference towards the 50% of the former book value of $302 million recognized as a reduction of spectrum intangible assets). As of December 31, 2025, the spectrum license assets and liabilities of the UT at Tigo Colombia's share amount to $583 mlllon (2024: $115 million) and $697 million, (2024: $103 millon) respectively.
In 2025, Tigo Colombia derecognised by transferring to UNIRED, Property, plant and Equipment amounting to $3 million previously classified as assets held for sale. As of December 31, 2025, Property, plant and Equipment of the UNIRED at Tigo Colombia's share amount to $174 million. (2024: $116 million).
Costa Rica Merger
On September 11, 2025, the telecommunications regulator in Costa Rica (Superintendencia de Telecommunicaciones or "SUTEL"), issued a resolution rejecting the petition to merge Tigo Costa Rica with Liberty Latin America pursuant to the agreement signed on August 1, 2024. Millicom and Liberty have appealed this decision but on 12 November 2025, the Telecommunications Superintendency (SUTEL) issued its final resolution, deciding not to approve the above mentioned transaction. Consequently on 15 January 15, 2026, Millicom and Liberty terminated their transaction agreement.
Other disposals
For the years ended December 31, 2025, 2024 and 2023, Millicom did not dispose of any other significant investments.Summarized financial information relating to subsidiaries with significant non-controlling interests
The summarized financial information for material non-controlling interests in our operations in Colombia is provided below. This information is based on amounts before inter-company eliminations.
Colombia

	2025 (*)	2024	2023
	(US$ millions)
Revenue	1,450	1,380	1,313
Total operating expenses	(493)	(496)	(501)
Operating profit	313	283	60
Net profit (loss) for the year	92	30	(326)
50% non-controlling interest in net (loss)	46	15	(163)
Total assets (excluding goodwill)	2,649	2,089	2,470
Total liabilities	2,653	2,177	2,605
Net assets	(4)	(87)	(135)
50% non-controlling interest in net assets	(2)	(44)	(68)
Consolidation adjustments	(19)	(11)	(17)
Total non-controlling interest	(21)	(55)	(85)
Dividends and advances paid to non-controlling interest	(2)	—	—
Net cash from operating activities	435	297	270
Net cash from (used in) investing activities	(226)	(175)	(214)
Net cash from (used in) financing activities	(124)	(119)	(54)
Exchange impact on cash and cash equivalents, net	6	(7)	2
Net increase (decrease) in cash and cash equivalents	91	(3)	5
(*) It includes figures from Unired/UT.
Joint arrangements
The Group assesses rights and obligations agreed to by the parties to a joint arrangement and, when relevant, other facts and circumstances in order to determine whether the joint arrangement in which it is involved is a joint venture or a joint operation.
A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets, and obligations for the liabilities, relating to the arrangement. Those parties are called joint operators.
Joint ventures are businesses over which Millicom exercises joint control as decisions over the relevant activities, such as the ability to upstream cash from the joint ventures, require unanimous consent of shareholders. Millicom determines the existence of joint control by reference to joint venture agreements, articles of association, structures and voting protocols of the board of directors of those ventures. Our main investment in joint ventures is comprised of Honduras.
At December 31, 2025, the equity accounted net assets of our joint venture in Honduras totaled $426 million (December 31, 2024: $373 million). These net assets do not necessarily represent statutory reserves available for distribution as these include consolidation adjustments (such as goodwill and identified assets and assumed liabilities recognized as part of the purchase accounting). Out of these net assets, $3 million (December 31, 2024: $3 million) represent statutory reserves that are unavailable to be distributed to the Group. During the year ended December 31, 2025, Millicom's joint venture in Honduras repatriated cash of $123 million under different forms (December 31, 2024: $89 million).
At December 31, 2025, Millicom had $192 million payable to Honduras joint venture which were mainly comprised of advances and cash pool balances (December 31, 2024: $133 million). In addition, as of December 31, 2025, Millicom had a total receivable from Honduras joint venture of $19 million, (December 31, 2024: $12 million) mainly corresponding to other operating receivables.
Our main joint ventures are as follows:

Entity	Country	Activity	December 31, 2025 % holding	December 31, 2024 % holding
Telefonica Celular S.A. (i)	Honduras	Mobile, MFS	66.7	66.7
Navega S.A. de CV (i)	Honduras	Cable	66.7	66.7
(i)Millicom owns more than 50% of the shares in these entities and has the right to nominate a majority of the directors of each of these entities. However, key decisions over the relevant activities must be taken by a super majority vote. This effectively gives either shareholder the ability to veto any decision and therefore neither shareholder has sole control over the entity. Therefore, the operations of these joint ventures are accounted for under the equity method.

The carrying values of Millicom’s investments in joint ventures were as follows:
Carrying value of investments in joint ventures
The table below summarizes the movements for the year in respect of the Group’s joint ventures carrying values:

Honduras (i)
(US$ millions)
Opening balance at January 1, 2024	576
Results for the year	54
Dividends declared during the year	(48)
Currency exchange differences	(21)
Closing balance at December 31, 2024	561
Results for the year	102
Dividends declared during the year	(51)
Currency exchange differences	(29)
Closing balance at December 31, 2025	583
(i)    Includes all the companies under the Honduras group. Share of profit is recognized under ‘Share of profit in joint ventures’ in the statement of income for the year ended December 31, 2025.
At December 31, 2025 and 2024 the Group had not incurred obligations, nor made payments on behalf of the Honduras operations.Accounting for joint arrangements
Joint ventures are accounted for using the equity method of accounting and are initially recognized at cost (calculated at fair value if it was a subsidiary of the Group before becoming a joint venture). The Group’s investments in joint ventures include goodwill (net of any accumulated impairment loss) on acquisition.
The Group’s share of post-acquisition profits or losses of joint ventures is recognized in the consolidated statement of income and its share of post-acquisition movements in reserves is recognized in reserves. Cumulative post-acquisition movements are adjusted against the carrying amount of the investments. When the Group’s share of losses in a joint venture equals or exceeds its interest in the joint venture, including any other unsecured receivables, the Group does not recognize further losses, unless the Group has incurred obligations or made payments on behalf of the joint ventures.
Gains on transactions between the Group and its joint ventures are eliminated to the extent of the Group’s interest in the joint ventures. Losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of joint ventures have been changed where necessary to ensure consistency with the policies adopted by the Group. Dilution gains and losses arising in investments in joint ventures are recognized in the statement of income.
After application of the equity method, including recognizing the joint ventures’ losses, the Group applies IAS 36 to determine whether it is necessary to recognize any additional impairment loss with respect to its net investment in the joint venture.
A joint operator shall recognize in relation to its interest in a joint operation: (a) its assets, including its share of any assets held jointly; (b) its liabilities, including its share of any liabilities incurred jointly; (c) its revenue from the sale of its share of the output arising from the joint operation; (d) its share of the revenue from the sale of the output by the joint operation; and (e) its expenses, including its share of any expenses incurred jointly”
Material joint arrangements
Joint ventures – Honduras
Summarized financial information of the Honduras operation is as follows. This information is based on amounts before inter-company eliminations.

	2025	2024	2023
	(US$ millions)
Revenue	621	617	612
Depreciation and amortization	(100)	(101)	(105)
Operating profit	267	159	124
Financial income (expenses), net	(51)	(37)	(28)
Profit before taxes	206	120	95
Tax expense	(52)	(40)	(32)
Profit for the year	154	80	63
Net profit for the year attributable to Millicom (*)	102	54	42
Dividends and advances paid to Millicom	99	66	63
Total non-current assets (excluding goodwill) (**)	799	465	429
Total non-current liabilities	722	463	440
Total current assets	274	235	200
Total current liabilities	299	262	223
Total net assets	52	(25)	(35)
Group's share in %	66.7%	66.7%	66.7%
Group's share in USD millions	35	(17)	(23)
Goodwill and consolidation adjustments	549	578	600
Carrying value of investment in joint venture	583	561	576

Cash and cash equivalents	68	55	47
Debt and financing – non-current (**)	704	417	394
Debt and financing – current	55	34	28
Net cash from operating activities	192	183	162
Net cash from (used in) investing activities	(15)	(65)	(94)
Net cash from (used in) financing activities	(162)	(109)	(48)
Net (decrease) increase in cash and cash equivalents	15	9	21
(*) In 2025, it includes $45 million of gain related to the sale of Lati Honduras.
(**) Includes $294 million of initial balances of right-of-use assets and lease liabilities recognized by the end of October 2025 in Tigo Honduras books after the sale of Lati Honduras
Joint Operations - Colombia
A joint operation is a joint arrangement whereby the parties that have joint control of the arrangement have rights to the assets, and obligations for the liabilities, relating to the arrangement. Those parties are called joint operators. See Note A.1.3. for further reference.
Impairment of investment in joint ventures
While no impairment indicators were identified for the Group’s investments in joint ventures in 2025, according to its policy, management has completed an impairment test for its joint venture in Honduras.
The Group’s investments in Honduras operations was tested for impairment by assessing the recoverable amount (using a value in use model based on discounted cash flows) against the carrying amount. The cash flow projections used were extracted from financial budgets approved by management (refer to note E.1.6. for further details on impairment testing). Cash flows beyond this period have been extrapolated using a perpetual growth rate of 1% (2024: 1%). Discount rate used in determining recoverable amount was 8.8% (2024: 9.4%).
For the years ended December 31, 2025 and 2024, and as a result of the impairment testing described above, management concluded that the Group’s investments for its joint venture in Honduras should not be impaired.
Sensitivity analysis was performed on key assumptions within the impairment tests. The sensitivity analysis determined that sufficient headroom exists from realistic changes to the assumptions that would not impact the overall results of the testing.Investments in associates
Millicom has significant influence over MKC Brillant Holding GmbH (LIH). Millicom’s 35.0% investment in LIH had been fully impaired in two stages (by $40 million in 2016 and $48 million in 2017) as a result of the annual impairment test conducted back then. The impairment test performed in 2025 confirmed this conclusion. The Group accounts for associates in the same way as it accounts for joint ventures, that is, using the equity method.
Discontinued operationsClassification of discontinued operations
Discontinued operations are those which have identifiable operations and cash flows (for both operating and management purposes) and represent a major line of business or geographic area which has been disposed of, or are held for sale. Revenue and expenses associated with discontinued operations are presented retrospectively in a separate line in the consolidated statement of income.
Millicom’s discontinued operations For the years ended December 31, 2025, December 31, 2024 and December 31, 2023 results from discontinued operations relate to operating expense for nil, $3 million and operating income of $4 million, respectively reflecting residual impacts of Millicom's exit from Africa . For further details on Assets held for sale, refer to note E.4.